UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2012

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

We held our annual meeting of stockholders at 10:30 a.m. local time on July 27, 2012 at 1023 Baxter Lane, Bozeman, Montana to vote on the following matters:

1.	Election of Directors

Stockholders elected the following Class I directors to the Company’s Board of Directors to serve until the 2015 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified:

	Nominee	For	Withheld
Class I	Guy Cook	19,945,858	2,403,226
Class I	Mitchell Godfrey	18,660,335	3,688,749

2.	Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of Ehrhardt, Keefe, Steiner & Hottman PC as the independent auditors of the Company for the fiscal year ended December 31, 2012, in accordance with the voting results listed below.

For	Against	Abstain
33,328,494	23,659	107,564

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2012	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer